10.1          License Agreement
                           EXCLUSIVE LICENSE AGREEMENT

         This EXCLUSIVE LICENSE AGREEMENT ("Agreement") is made this 30th day of December 1998 between DenexCorp/LVPS MicroFacility, a Nevada Corporation ("LICENSOR"), and LVPS MicroFacility, Inc., a Delaware corporation ("LICENSEE").

         WHEREAS, LICENSOR has conducted extensive market feasibility studies, spent significant resources on the concept, design, patent, and trademark relating to Modular Pharmaceutical Solution Manufacturing for the production of Large Volume Parenteral Solutions; and

         WHEREAS, LICENSEE desires to obtain the exclusive use of the patent and
trademark  relating  to  Modular  Pharmaceutical   Solution  Manufacturing  from
LICENSOR; and

         WHEREAS, LICENSOR is willing to enter into an exclusive licensing agreement with LICENSEE, subject to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the recital set forth above and other good and valuable consideration, the receipt and sufficiency of which is acknowledge, the parties agree as follows.

1.       Term.

         The term of this Agreement shall be ten (10) years.

2.       Exclusivity.

         During the term of this Agreement, so long as LICENSEE pays the royalties set forth below, LICENSEE shall have the exclusive use of any and all patents and trademarks of LICENSOR relating to Modular Pharmaceutical Solution Manufacturing (the "Intellectual Property").

3.       Payments.

         a. Royalty. During the term of this Agreement, LICENSEE shall pay to LICENSOR as a royalty (the "Royalty") an amount equal to two percent (2%) of the gross selling price on each MicroFacility sold during the term of this Agreement.

4.       Manner of Payment.

         a. Payment. Not later than the tenth (10th) day after the end of each and every quarter, beginning with June 30, 1999, LICENSEE shall pay and deliver to LICENSOR the Royalty.

         b. Prompt Delivery. LICENSEE acknowledges and agrees that the timely delivery of the payments required by Section 4a and the Quarterly Reports and Sales Reports required by Section 5 hereof are essential to this Agreement. Interest shall accrue on all past due payments hereunder from their respective due dates until paid at the rate of one percent (1%) per month, or if such rate exceeds the maximum rate allowed by law, at the maximum rate allowed by law, and shall be payable on demand.

5.       Reports, Record Keeping And Audits.

         a.  Maintenance  of Records.  LICENSEE  shall keep books of account and records in accordance with generally accepted accounting principles, consistently applied, covering all sales relating to this Agreement and the license hereby granted. Such records shall be maintained for at least two (2) years after the quarter to which such records relate.

         b. Quarterly Reports. Every Royalty payment pursuant to Section 4a shall be accompanied by a written report (individually, the "Quarterly Report" and collectively, the "Quarterly Reports").

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         c. Sales Reports.  In addition,  LICENSEE  shall provide  LICENSOR with monthly sales recap reports and seasonal sales projections as developed and revised (collectively, the "Sales Reports"); provided, however, that all such Sales Reports shall be in the form and format used by LICENSEE in the ordinary course of business.

         d. Audit. LICENSOR and its duly authorized representatives shall have the right upon reasonable notice and at all reasonable hours during normal business days to examine and copy such books of account and records and all other documents and materials in the possession or under the control of LICENSEE with respect to the subject matter and the terms of this Agreement, the cost of which shall be borne by LICENSOR. LICENSOR shall not conduct an audit more than once with respect to any calendar year, and in no event shall such audit be during LICENSEE'S fourth fiscal quarter. If the audit discloses that the Royalty payments actually due exceed the Royalty payments paid, LICENSEE shall pay the unpaid Royalty and interest on such unpaid Royalty payments computed from the date such Royalty payments were due, accrued at the rate of one percent (1%) per month, or if such rate exceeds the maximum rate allowed by law, at such maximum legal rate. If the audit discloses that the Royalty payments made by LICENSEE exceed the Royalty payments due, LICENSOR shall reimburse LICENSEE in the amount the overpaid Royalty and interest on such overpayment, computed from the date such Royalty payments were made, accrued at the rate of one percent (1%) per month. In addition, if the audit discloses that the Royalty payments actually due exceed the Royalty payments paid by an amount greater than five percent (5%) of the Royalty payments paid, the cost of the audit performed by LICENSOR shall be paid by LICENSEE.

         e. Financial Statements. If, at any time during the term, LICENSEE is not a company required to provide public financial information pursuant to the Securities and Exchange Commission reporting requirements, LICENSEE shall, upon reasonable request of LICENSOR, and from time to time thereafter, provide LICENSOR with interim and audited annual financial statements.

6.       Protection of Intellectual Property

         a. Acknowledgments and Agreements of LICENSEE. As a material inducement to LICENSOR to enter into this Agreement, and as a material part of the consideration to LICENSOR hereunder, LICENSEE hereby acknowledges and agrees that:

                  (i) (a) LICENSOR owns the Intellectual Property in various countries worldwide, and all rights, registrations, applications and filings with respect to such Intellectual Property, and all renewals and extensions of any such registrations, applications and filings, (b) LICENSOR has the right to license the Intellectual Property, and (c) LICENSEE is acquiring hereby only the right to use the Intellectual Property for the purpose stated in and pursuant to the terms and conditions of the Agreement.

                  (ii) (a) Great value is placed on the Intellectual Property, and the goodwill associated therewith, (b) the Intellectual Property and all rights therein and goodwill pertaining thereto belong exclusively to LICENSOR, and (c) all authorized use of the Intellectual Property by LICENSEE shall inure to the benefit of LICENSOR.

                  (iii) The conditions, terms, restrictions, covenants and limitations of this Agreement are necessary, equitable, reasonable and essential to assure the consuming public that all goods sold under the Intellectual Property are of the same consistently high quality as sold by LICENSOR and by others who are licensed to design, manufacture and/or sell any products by, under or with the Intellectual Property, if any.

         b.       Protection of Rights.

                  (i) Restriction on Use. LICENSEE shall not use or permit the use of the Intellectual Property for any purpose or use other than the uses licensed under this Agreement.

                  (ii) General. LICENSEE shall cooperate fully and in good faith with LICENSOR for the purpose of securing and preserving LICENSOR's (or any grantee of LICENSOR's) rights in and to the Intellectual Property.

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7.       Defaults And Remedies.

         a. Defaults by LICENSEE. The occurrence of any one or more of the following shall constitute a default by LICENSEE under this Agreement:

                  (i) LICENSEE shall fail to make any payment, submit any Quarterly Report or provide any financial information required under this Agreement when due, and such failure continues for more than thirty (30) days after written notice thereof, unless such failure cannot be cured within such thirty (30) day period and LICENSEE shall have commenced to cure the failure and proceeds diligently thereafter to cure such failure.

                  (ii) LICENSEE uses the Intellectual Property in any manner likely to endanger the validity of the Intellectual Property or to damage or impair the reputation or value of the Intellectual Property, and such action continues for more than thirty (30) days after written notice thereof, unless the action cannot be cured within such thirty (30) day period and LICENSEE shall have commenced to cure the action and proceeds diligently thereafter to cure such action.

                  (iii) The failure of LICENSEE to perform any of its other material obligations under this Agreement and such failure continues for more than thirty (30) days after written notice thereof, unless the failure cannot be cured within such thirty
                  (30) day period and LICENSEE shall have commenced to cure the failure and proceeds diligently thereafter to cure such failure.

         b. Default by LICENSOR. If LICENSOR fails to perform any of its material obligations under this Agreement and such failure continues for more than thirty (30) days after the written notice thereof, such failure shall constitute a failure by LICENSOR under this Agreement, unless the failure cannot be cured within such thirty (30) day-period and LICENSOR shall have commenced to cure such failure and proceeds diligently thereafter to cure such failure.

         c.       Remedies.

                  (i)  If   LICENSEE   has  not   cured   any  such   breach  or
                  non-performance in accordance with Section 7a above, in addition to all other rights and remedies available to LICENSOR, whether pursuant to the terms of this Agreement at law in equity or otherwise, LICENSOR shall have the right to terminate this Agreement without further notice to LICENSEE.

                  (ii)  If   LICENSOR   has  not  cured   any  such   breach  or
                  non-performance in accordance with Section 7b above, in addition to all of the other rights and remedies available to LICENSEE, whether pursuant to the terms of this Agreement at law, in equity or otherwise, LICENSEE shall have the right to terminate this Agreement without further notice to LICENSOR.

         d. Effect of Expiration or Termination. Except as specifically provided herein to the contrary, upon expiration or termination of this Agreement, the rights and licenses granted herein shall terminate and LICENSEE shall have no further right to use the Intellectual Property. Upon the request of LICENSOR, LICENSEE shall immediately execute without further consideration such assignments and other instruments which may be required to be recorded to effect the termination of the licenses and rights granted herein (and the assignments of LICENSEE's rights to LICENSOR). Within twenty (20) days of the expiration or termination of this Agreement, LICENSEE shall deliver to LICENSOR all unpaid Royalties together with a final Quarterly Report covering all sales from the end of the period covered by the preceding Quarterly Report through the date of expiration or termination of this Agreement.

8.       Warranties.

         a. LICENSOR warrants and represents that LICENSOR (i) is free to enter into this Agreement, (ii) has the full power, right and authority to make the grant of rights to LICENSEE as provided hereunder and that the exercise by LICENSEE of such rights, as authorized hereunder, shall not violate the rights of any third party, and (iii) is not subject to any obligation which will or might hinder or prevent the full completion and performance by LICENSOR of any of the covenants and the conditions to be kept and performed by LICENSOR hereunder.

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         b. LICENSEE hereby represents and warrants that LICENSEE (i) is free to enter into this Agreement, (ii) is not subject to any obligation which will or might hinder or prevent the full completion and performance by LICENSEE of any of the covenants and conditions to be kept and performed by LICENSEE hereunder, and (iii) will ensure that all uses of the Intellectual Property comply with the terms of this Agreement.

9.       General Provisions.

         a. Entire Agreement. This Agreement sets forth the entire agreement between the Parties with respect to the subject matter hereof, and all prior negotiations, discussions, commitments and/or understandings relating thereto, if any, are merged herein. This Agreement shall supersede any and all other agreements between the Parties and may be modified only by a written agreement signed by duly authorized of each of the Parties. No representations, oral or otherwise expressed or implied, other than those specifically contained in this Agreement have been made by any party hereto. No other agreements not referred to or specifically contained herein, oral or otherwise, shall be deemed to exist or to bind any of the Parties hereto.

         b. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the Parties.

         c. Choice of Law. The validity, construction and enforcement of this Agreement shall be governed by the laws of the State of California without regard to its choice of law principles.

         d. Dispute Resolution. Any claim or controversy arising out of or relating to this Agreement, or any breach thereof wherein only damages are sought, shall be settled by the appointment of a retired judge of the Superior or Appellate Courts of California who shall act pursuant to Section 638.1 of the California Code of Civil Procedure "to try any and all of the issues in an action or proceeding, whether of fact or of law, and to report a state of decision thereon". The Parties stipulate to the use of the referenced procedure and agree that the Superior Court of Orange County of the State of California may issue such orders as are necessary to implement the Parties intent that any such claim or controversy shall be resolved through the use of the referenced procedure. The decision reached by the referee shall be entered as a judgment of the Superior Court appointing the referee and such decisions shall be fully appealable. All fees and expenses of the referee shall be initially borne on a pro rata basis by the Parties, but shall be recoverable by the prevailing party. Additionally, the prevailing party shall be entitled to recover, as an element of such party's cost of suit, and not as damages, all reasonable costs and expenses incurred or sustained by such prevailing party in connection with such actions including without limitation, legal fees and costs.

         e. No Waiver. No waiver by either party, whether express or implied, of any provision of this Agreement or of any breach or default of any party, shall constitute a continuing waiver of such provision or any other provisions of this Agreement, and no such waiver by any party shall prevent such party from acting upon the same or any subsequent breach or default of the other party of the same or any other provision of this Agreement.

         f. Disclaimer of Agency. Nothing in this Agreement shall create a partnership or joint venture or establish the relationship of principal and agent or any other relationship of a similar nature between the parties hereto, and neither LICENSEE nor LICENSOR shall have the power to obligate or bind the other in any manner whatsoever.

         g.  Construction.  This  Agreement  shall  be  interpreted  to  provide
LICENSOR with the maximum control of the Intellectual Property and the use thereof.

         h. Licensor Approvals. Any approval required from LICENSOR under this Agreement shall be effective and binding against LICENSOR only if it is in writing. Any approval required hereunder must be obtained by LICENSEE prior to LICENSEE taking any action which requires such approval.

         i. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         j. Authority. Each individual signing on behalf of a party hereto represents and warrants that he or she is authorized to execute this Agreement on behalf of such party.

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         k.  Termination on Insolvency of LICENSEE.  LICENSOR may terminate this
Agreement if a petition for relief under applicable bankruptcy law is filed by or against LICENSEE, and is not dismissed within sixty (60) days of such filing, if LICENSEE makes any assignment for the benefit of its creditors, or if a receiver is appointed for LICENSEE for all or substantially are of its business interests. The license and rights granted hereunder are personal to LICENSEE. No assignee for the benefit of creditors, receiver, debtor in possession, trustee in bankruptcy, sheriff or any other officer of court charged with taking over custody of LICENSEE's assets or business shall have any right to continue performance to exploit or in any way use the Intellectual Property if this Agreement is terminated, except as may be required by law.

         l. Termination on Insolvency of LICENSOR. LICENSEE may terminate this Agreement, if a petition for relief under applicable bankruptcy law is filed by or against LICENSOR, and is not dismissed within sixty (60) days of such filing, if LICENSOR makes any assignment for the benefit of its creditors, or if a receiver is appointed for LICENSOR for all or substantially all of its business interests. In the event of such termination, LICENSEE shall have the right to continue thereafter to import and/or sell any and all Merchandise which LICENSEE has purchased, produced or committed to purchase prior to the date of termination.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date set forth above.

                                        DenexCorp/LVPS MicroFacility

                                        By:  /s/  Ronald R. Patterson
                                        Name:     Ronald R. Patterson
                                        Title:    Chief Executive Officer

                                        LVPS MicroFacility, Inc.

                                        By:  /s/  Ross T. Boling
                                        Name:     Ross T. Boling
                                        Title:    Chief Operating Officer